1 Contact: Elie Sugarman ir@bsig.com (617) 369-7300 Exhibit 99.1 BrightSphere Reports Financial and Operating Results for the Second Quarter Ended June 30, 2022 • U.S. GAAP earnings per share of $0.67 for the quarter, compared to $6.42 for Q2'21 due to the gain on sale of Landmark Partners (“Landmark”) in Q2’21 • ENI earnings per share of $0.41 for the quarter, compared to $0.40 for Q2'21; Q2'21 EPS included $0.07 per share contribution from since divested Affiliates Campbell Global LLC (“Campbell Global”) and Investment Counselors of Maryland (“ICM”) • Net client cash flows (“NCCF”) for the quarter of $(2.8) billion • AUM of $90.5 billion at June 30, 2022 compared to $110.2 billion at March 31, 2022 • 82%, 87%, 86% and 90% of strategies by revenue beat their respective benchmarks over the prior 1-, 3-, 5-, and 10- year periods as of June 30, 2022 • Announced seeding and launch of Systematic Credit and Multi-strategy Equity Alternatives initiatives to meet the growing client demand for uncorrelated returns BOSTON - July 28, 2022 - BrightSphere Investment Group Inc. (NYSE: BSIG) reports its results for the second quarter ended June 30, 2022. Suren Rana, BrightSphere’s President and Chief Executive Officer, said, “This quarter, we are excited to announce seeding and launching of two new initiatives that are designed to tap into the secular growing demand for uncorrelated returns and that we expect to generate long-term organic growth for our business. Firstly, Acadian announced a Systematic Credit effort led by sector pioneer Scott Richardson. We believe Acadian has unique capabilities to win a share of this large market, where systematic credit strategies are in early stages but poised to grow as fixed income trading becomes increasingly more electronic and more data becomes available. Secondly, in Q4’22, we plan to seed Acadian Equity Alternatives platform comprising several strategies with low correlation to markets and high Sharpe ratios. These strategies are designed to produce superior uncorrelated returns for investors and grow over time. We are pleased that our long-term investment outperformance remains strong in what continues to be a highly uncertain market backdrop. As of June 30, 2022, 82%, 87%, 86% and 90% of Acadian’s strategies by revenue beat their respective benchmarks over the prior 1-, 3-, 5-, and 10- year periods, respectively. Turning to our financial results, the Company produced ENI earnings per share of $0.41 for the second quarter of 2022 compared to $0.40 in the second quarter of 2021 and $0.52 in the first quarter of 2022. Acadian, our sole operating business, generated $38.8 million of Adjusted EBITDA in the second quarter of 2022 compared to $53.1 million in the second quarter of 2021 and $48.1 million in the first quarter of 2022. The decline in Adjusted EBITDA was driven by the decrease in AUM due to market depreciation and the impact of a stronger U.S. dollar given a substantial portion of our AUM is invested outside the U.S. Notwithstanding the decline in Adjusted EBITDA, our ENI EPS is 3% higher compared to second quarter of 2021 and 24% higher after excluding $0.07 contributed by now-divested Affiliates Campbell and ICM, from the EPS for second quarter of 2021. Acadian’s net client cash flows in the second quarter of 2022 were $(2.8) billion primarily driven by reallocations by two clients. Turning to capital management, we had a cash balance of approximately $92 million as of June 30, 2022. There was $50 million outstanding on Acadian’s revolving credit facility as of June 30, 2022 compared to $88 million as of March 31, 2022. As with 2021, we expect the facility to be fully paid down by the end of the year. As our business continues to generate strong free cash flow, we expect to continue deploying excess capital to support organic growth and repurchase our stock.”

2 Dividend Declaration The Company’s Board of Directors approved a quarterly interim dividend of $0.01 per share payable on September 30, 2022 to shareholders of record as of the close of business on September 16, 2022. Conference Call Dial-in The Company will hold a conference call and simultaneous webcast to discuss the results at 11:00 a.m. Eastern Time on July 28, 2022. To listen to the call or view the webcast, participants should: Dial-in: Toll Free Dial-in Number: (888) 330-3451 International Dial-in Number: (646) 960-0843 Conference ID: 2259293 Link to Webcast: https://events.q4inc.com/attendee/438104893 Dial-in Replay: A replay of the call will be available beginning approximately one hour after its conclusion either on BrightSphere’s website, at https://ir.bsig.com or at: Toll Free Dial-in Number: (800) 770-2030 International Dial-in Number: (647) 362-9199 Conference ID: 2259293 About BrightSphere BrightSphere is a global asset management holding company with one operating subsidiary, Acadian Asset Management, with approximately $91 billion of assets under management as of June 30, 2022. Through Acadian, BrightSphere offers institutional investors across the globe access to a wide array of leading quantitative and solutions-based strategies designed to meet a range of risk and return objectives. For more information, please visit BrightSphere’s website at www.bsig.com. Information that may be important to investors will be routinely posted on our website.

3 Forward Looking Statements This communication includes forward-looking statements which may include, from time to time, anticipated revenues, margins, operating expense and variable compensation ratios, cash flows or earnings growth profile, anticipated performance of the Company’s business going forward, expected launch, timing and impact of new initiatives, expected sector trends and their potential impact, expected future net cash flows, expected uses of future capital, capital management, including expectations regarding market conditions. The words or phrases ‘‘will likely result,’’ ‘‘are expected to,’’ ‘‘will continue,’’ ‘‘is anticipated,’’ ‘‘can be,’’ ‘‘may be,’’ ‘‘aim to,’’ ‘‘may affect,’’ ‘‘may depend,’’ ‘‘intends,’’ ‘‘expects,’’ ‘‘believes,’’ ‘‘estimate,’’ ‘‘project,’’ and other similar expressions are intended to identify such forward-looking statements. Such statements are subject to various known and unknown risks and uncertainties and readers should be cautioned that any forward-looking information provided by or on behalf of the Company is not a guarantee of future performance. Actual results may differ materially from those in forward-looking information as a result of various factors, some of which are beyond the Company’s control, including but not limited to those discussed above and elsewhere in this communication and in the Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 28, 2022, including risks related to the disruption caused by the COVID-19 pandemic, which has and is expected to materially affect our business, financial condition, results of operations and cash flows for an extended period of time. Due to such risks and uncertainties and other factors, the Company cautions each person receiving such forward-looking information not to place undue reliance on such statements. Further, such forward-looking statements speak only as of the date of this communication and the Company undertakes no obligations to update any forward looking statement to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. This communication does not constitute an offer for any fund managed by the Company or any Affiliate of the Company. Non-GAAP Financial Measures This communication contains non-GAAP financial measures. Reconciliations of GAAP to non-GAAP financial measures are included in the Reconciliations and Disclosures section of this communication. Additional reconciliations with respect to certain segment measures are included in the Supplemental Information section of this communication.

4 Q2 2022 EARNINGS PRESENTATION July 28, 2022

5 • U.S. GAAP EPS of $0.67 for Q2'22 compared to $6.42 for Q2'21; Q2'21 EPS included gain on sale of Landmark Partners (“Landmark”) • ENI EPS of $0.41 for the quarter compared to $0.40 for Q2'21; Q2'21 EPS included $0.07 per share contribution from since divested Affiliates Campbell Global LLC (“Campbell Global”) and Investment Counselors of Maryland (“ICM”) • Announced Acadian Asset Management’s (“Acadian”) launch of Systematic Credit initiative led by sector pioneer Scott Richardson to expand into the large credit market ◦ Team build underway and first strategies expected to be seeded in 2023 • Seeding Acadian’s Equity Alternatives platform in Q4’22 comprising several strategies uncorrelated to the broader markets; core team of 7 people in place and will grow over time • Continued strong investment performance with 82%, 87%, 86% and 90% of strategies by revenue beating their benchmarks over the prior 1-, 3-, 5-, and 10-year periods, respectively, as of June 30, 2022 • Total AUM of $90.5 billion as of June 30, 2022, a 17.9% decrease from March 31, 2022, driven by market decline including the impact of stronger U.S. dollar on our AUM invested outside the U.S. (approx. 80%) and net outflows • NCCF of $(2.8) billion for Q2'22; annualized revenue impact from Q2'22 flows of $(7.4) million • Cash balance of $92.2 million; expect to continue deploying excess capital toward supporting organic growth and for share repurchases BrightSphere Highlights Q2'22 Highlights __________________________________________________________ Please see Definitions and Additional Notes

6 • Total revenue decreased (28.4)% from Q2'21 primarily due to the impact of Affiliate dispositions, market decline, and lower performance fees in Q2’22 • Operating expenses decreased (49.8)% from Q2'21 driven by a decrease in compensation and benefits expense as a result of a lower equity plan revaluation and the impact of Affiliate dispositions • Income tax expense increased 28.3% from Q2'21 primarily due to the increase in income from continuing operations before taxes • U.S. GAAP net income attributable to controlling interests decreased (94.6)% primarily due to the gain on sale of Landmark and income from discontinued operations reflected in Q2’21 • Diluted earnings per share decreased (89.6)% from Q2'21 driven by the gain on sale of Landmark and income from discontinued operations reflected in Q2’21, slightly offset by the reduction of average diluted shares outstanding as a result of share repurchases made in Q4’21 and Q1’22 U.S. GAAP Statement of Operations ($ in millions, unless otherwise noted) Three Months Ended June 30, June 30, Increase (Decrease) March 31, 2022 2021 2022 Management fees $ 93.5 $ 111.6 (16.2) % $ 102.2 Performance fees 2.0 20.4 (90.2) % 10.0 Other revenue — 1.3 n/m — Total revenue 95.5 133.3 (28.4) % 112.2 Compensation and benefits 27.0 73.4 (63.2) % 46.8 General and administrative 16.5 18.0 (8.3) % 16.9 Depreciation and amortization 5.3 5.8 (8.6) % 5.3 Total operating expenses 48.8 97.2 (49.8) % 69.0 Operating income 46.7 36.1 29.4% 43.2 Investment income (0.7) 4.7 (114.9) % (0.1) Interest income 0.1 0.1 — % — Interest expense (4.8) (6.3) 23.8% (6.5) Loss on extinguishment of debt — — — % (3.2) Income from continuing operations before taxes 41.3 34.6 19.4% 33.4 Income tax expense 12.7 9.9 28.3% 9.6 Income from continuing operations 28.6 24.7 15.8% 23.8 Income from discontinued operations, net of tax — 53.4 n/m — Gain on disposal of discontinued operations, net of tax — 509.2 n/m — Net income 28.6 587.3 (95.1) % 23.8 Net income attributable to non-controlling interests — 54.6 n/m — Net income attributable to controlling interests $ 28.6 $ 532.7 (94.6) % $ 23.8 Earnings per share, basic, $ $ 0.69 $ 6.71 (89.7) % $ 0.54 Earnings per share, diluted, $ $ 0.67 $ 6.42 (89.6) % $ 0.53 Average basic shares outstanding (in millions) 41.4 79.4 44.0 Average diluted shares outstanding (in millions) 42.5 82.9 45.3 U.S. GAAP operating margin 49% 27% 2182 bps 39 % Pre-tax income from continuing operations attributable to controlling interests $ 41.3 $ 34.6 19.4% $ 33.4 Net income from continuing operations attributable to controlling interests $ 28.6 $ 24.7 15.8% $ 23.8 Q2'22 vs. Q2'21 __________________________________________________________ Please see Definitions and Additional Notes

7 Revenue-Weighted 87% 86% 90% 3-Year 5-Year 10-Year 0% 50% 100% Equal-Weighted 77% 72% 83% 3-Year 5-Year 10-Year 0% 50% 100% Acadian Financial Highlights • Segment NCCF of $(2.8) billion with $(7.4) million annualized revenue impact for Q2'22 compared to $(1.3) billion with annualized revenue impact of $(2.5) million for Q2'21; AUM decreased 23.2% from Q2'21 driven by market decline and outflows • Continued strong long-term investment out-performance despite market turmoil in Q2’22 • Segment ENI decreased 29.6% in Q2'22 compared to Q2'21 primarily driven by the impact of approximately 20% equity market decline in the first half of 2022 on AUM and revenue Investment Performance Q1’22 86% 88% 90% Q2’21 82% 85% 88% Q1’22 76% 77% 83% Q2’21 68% 71% 85% Asset-Weighted 78% 77% 83% 3-Year 5-Year 10-Year 0% 50% 100% Q1’22 78% 80% 84% Q2’21 72% 76% 82% Key Performance Metrics Three Months Ended June 30, Three Months Ended March 31, 2022 2021 Increase (Decrease) 2022 Increase (Decrease) Operational Information AUM $b $ 90.5 $ 117.8 (23.2) % $ 110.2 (17.9) % Average AUM $b $ 100.8 $ 115.9 (13.0) % $ 111.3 (9.4) % NCCF $b $ (2.8) $ (1.3) $ (1.5) $ (2.2) $ (0.6) Annualized Revenue Impact of NCCF $m $ (7.4) $ (2.5) $ (4.9) $ (1.1) $ (6.3) ENI management fee rate (bps) 37 37 — 37 — Economic Net Income Basis ENI Revenue $m $ 95.5 $ 111.1 (14.0) % $ 112.2 (14.9) % Segment Economic Net Income $m $ 33.6 $ 47.7 (29.6) % $ 42.9 (21.7) % ENI Operating Margin 35.7% 45.7% (1000) bps 39.9% (420) bps Adjusted EBITDA $m $ 38.8 $ 53.1 (26.9) % $ 48.1 (19.3) % ___________________________________________________________ Please see Definitions and Additional Notes (1) As of June 30, 2022, Acadian’s assets representing 82% of revenue were outperforming benchmarks on a 1- year basis, compared to 87% at June 30, 2021 and 96% at March 31, 2022. (1)

8 Acadian Platform Overview • Leading, at-scale, systematic investment manager with a track record of over 35 years and $90.5 billion in AUM as of June 30, 2022 • Quant-focused investment platform with leadership across team, technology and data, offering unique capabilities in long-only active, ESG, multi-asset class, managed volatility and long-short; now launching multi-strategy equity alternatives and credit capabilities • Strong investment performance with more than 82% of strategies outperforming benchmarks over 3-, 5-, and 10-year horizons as of June 30, 2022 • Diversified offerings with more than 70 strategies across developed and emerging markets; approximately 80% of AUM invested outside the U.S. • Long-standing relationships with 950+ premier global institutional clients • Experienced management team with a proven track record Business Overview Investment Team Investment Data 79 Team Members 23 Advanced Degrees 19 Average Years of Experience Flexible, Modular Platforms 209 Million Observations Daily 44 Terabyte Database 100 Global Markets Over 43,500 Traded Assets 114 Team Members 25 PhDs, 39 CFA Charterholders 103 Advanced Degrees 16 Average Years of Experience Technology Platform

9 Developed Markets 76.8% Emerging Markets 23.2% USA 67.3% Europe 17.6% Asia 3.2%Australia 5.7% Other 6.2% Public/Government 41.4% Commingled Trust/UCIT 23.2% Corporate/ Union 14.5% Sub-advisory 13.0% Other 7.8% AUM by Client Type AUM by Client Location Total: $90.5 billion(1) Diversified Asset Base ___________________________________________________________ Please see Definitions and Additional Notes (1) Data as of June 30, 2022. AUM by Strategy

10 • Implementing strategy to utilize 35+ year track record in systematic equity to develop alpha generating credit products • Hired Scott Richardson, systematic credit pioneer, to build out platform; first seeded strategies expected to launch in 2023 • Strategies designed to be uncorrelated with equity benchmarks and other traditional asset classes and indices • Leverage over 60 indicators: these most often can be classified as Value, Quality, Growth and Technical • Behavioral-finance perspective: leveraging well established biases of overconfidence leading to demand for high-risk stocks in excess of fundamental justifications • Integration: Analysis of non-financial considerations integrated into the investment process • Active Ownership: Vote proxies when delegated proxy voting responsibility to provide consistency with agreed-on ESG principles • Governance and Monitoring: Governed by the firm’s Responsible Investing Committee, comprised of senior executives Investment Capabilities Active Long-Only Equity Diversified Quant offerings including ESG-focused strategies Capability Attributes & Approach Multi-Asset Class ESG Equity Alternatives Managed Volatility Equity • Portfolios implemented via long/short positions across Equities, Bonds, FX, Commodities, and Volatility, using multiple instrument types, with an investment universe comprising over 100 different markets • Return models use intrinsic factors (e.g., Value, Carry, Quality) and cross-asset factors incorporating macro themes (e.g., Growth, Inflation, Stimulus) • Leverage numerous behavioral factors grounded in sound investment theory and psychological underpinnings; factors supported by observations from a range of disciplines, including statistical analysis, fundamentals, economic science, and behavioral finance • Stock forecasts incorporate multi-factor analysis Systematic Credit

11 Sector Tailwinds Expected to Support Organic Long-term Growth Alpha Secular Trends Anticipated Impact for Acadian Acadian Brand and Barriers to Entry Organic Growth Ongoing Asset Class Expansion (Credit, Equity Alts, China, etc.) Explosive Growth in Alternative Data Continued Development of Advanced Techniques: Machine Learning, AI Scale of Investment in Data, Technology, and Talent Increasingly Important Growing Demand for Uncorrelated Strategies and Customization

12 • China market is one of the world’s largest and most liquid, yet retail investor dominated and awash with market inefficiencies • Launched dedicated China A strategy in 2018, continue to expand strategy leveraging more local data and investment signals • China A Onshore • Systematic Credit ◦ We believe current industry dynamics create the attractive opportunity for Acadian to expand and diversify its business into systematic credit, and is well positioned to win a share of this large market ◦ Announced hiring of Scott Richardson, systematic credit pioneer, to lead Acadian’s efforts (July ’22) ◦ Anticipate seeding first strategies beginning in 2023 ◦ High Yield Corporate, Investment Grade Corporate, Credit Long-Short • Systematic Macro ◦ Began offering to broad markets in late 2019; systematic macro strategies have since grown to approximately $2 billion in AUM ◦ Multi-Asset Absolute Return, Commodities Absolute Return • Equity Alternative ◦ Systematically apply new signals, alternative data and portfolio construction techniques ◦ Multi-Strategy, Differentiated Hedge Fund Strategies, Equity Long-Short, Market Neutral • ESG focused strategies represented $1.04 trillion in AUM industrywide as of December 31, 2021(1) • Systematic investors well-positioned to customize sustainable portfolios and implement dynamic programs to meet Net Zero pathways • In 2021, expanded Responsible Investing Team to increase focus on integration, customization and engagement • Responsible investing capabilities integrate throughout all strategies and provide a platform for client-specific solutions and innovative engagement • Alpha Signals, Portfolio Customization, Net Zero Glidepaths Demand for Diversification, Downside Protection, and Fixed Income Replacements China Market Focused Strategies Acadian’s Recent and Ongoing Growth Initiatives Investment Theme Acadian Solutions ESG / Responsible Investing __________________________________________________________ Please see Definitions and Additional Notes (1) “eVestment Institutional Trends Quarterly Webcast: Dec 2021”

13 Systematic credit still in early stages and only represents approximately $100 billion of AUM compared to $24 trillion of AUM for overall fixed income(1) Rapid transformation in fixed income markets • Bond markets swiftly moving to electronic venues; approximately 30% of volume now traded electronically Initial focus on $15 trillion(2) corporate credit market as corporate credit and equity strategy data and resources have strong overlap Complex, multi-dimensional credit markets conducive to systematic investing Systematic Credit: Differentiated Approach in a Vast Market Credit Market Dynamics Pioneering systematic investor with 35+ year track record of alpha generation Investors • Increasing demand for strategies uncorrelated with equities along with clear return drivers • Systematic credit managers have produced excess returns uncorrelated to discretionary managers __________________________________________________________ (1) “eVestment 2021” (2) Represents the sum of market capitalization of G0BC and HYDM indices from ICE

14 • The growing need for diversifying allocations with little correlation to equity markets is underserved by the hedge fund industry given meaningful correlations ex-ante and ex-post • We consider Acadian to be well positioned to meet this investor demand and gain meaningful market share Acadian Equity Alternatives Platform: Designed to Meet Investor Demand For Uncorrelated Strategies Market Demand For Diversified, Uncorrelated Strategies Acadian Strategy • Offering to comprise several strategies with low beta, high Sharpe ratios and low correlation with markets and low correlation with current Acadian alpha • Strategy will leverage and combine Acadian’s unique capabilities in multi-asset macro, equity long-short, alpha signal research, alternative data and portfolio construction techniques • Fees commensurate with traditional hedge fund strategies • Team of 7 people already in place; expected to grow to 10-12 people

15 • Establish direct and collaborative engagements playing to the strength of data analysis and sophisticated insights across a broad investment universe • Signatory to Principles for Responsible Investment, Net Zero Asset Managers, Climate Action 100+, Task Force on Climate Financial Disclosures • Early adopter (20+ year track record) in developing and applying proprietary ESG investment signals into investment process • Factors built from empirical, data driven research and display high efficacy in predicting risk-adjusted returns into all investment strategies (no usage of “off the shelf” ESG scores) • Vote proxies when delegated voting responsibility; engage with hundreds of companies to promote enhanced ESG disclosures ESG: Over Two Decades of Investment, Innovation & Leadership • Ability to construct portfolios to systematically optimize investor access to ESG-related alpha and values while mitigating financial risks (e.g. carbon constrained, fossil fuel free, net zero glidepath) Incorporate ESG Factors Into All Investment Strategies Stewardship: Lead on Industrywide ESG Initiatives Provide Customizable Solutions to Meet Bespoke Client Needs Acadian’s Approach to ESG Utilizing ESG Factors to Generate Alpha Off-the-Shelf ESG Factor(1) Acadian Proprietary ESG Factor(1) Acadian ESG Score – Predicting Future Earning Surprises(2) Low Acadian ESG Ratings High Acadian ESG Ratings 1 2 3 4 5 6 7 8 9 10 (0.2)% (0.1)% —% 0.1% 0.2% ESG Ratings Decile ESG Ratings Decile 1 2 3 4 5 6 7 8 9 10 (0.2)% (0.1)% —% 0.1% 0.2% Re tu rn A ve ra ge Y ea r- A he ad Ea rn in gs S ur pr is e (n or m al iz ed v s. e st im at e di sp er si on ) -0.04 0.00 0.04 0.08 0.12 Acadian ESG Ratings Quintile__________________________________________________________ (1) Charts represent hypothetical root-capitalization-weighted average 1-month ahead excess returns for developed market stocks equally sorted into deciles by an “off-the-shelf” ESG-related factor supplied by a third-party vendor and an Acadian proprietary ESG-related factor; data from 2007 to 2019 (2) Data from 2008 to 2021

16 • Leveraging broad quant capabilities to provide exposures and solutions sought by clients ◦ Ongoing initiatives include Systematic Macro strategies including Multi-Asset Class, ESG, China A Onshore, Equity Alternatives and Credit • Highly scalable offerings with substantial capacity and global demand Disciplined Execution of Long-Term Growth Strategy • Product innovation ◦ Extensions of quant investment strategies into high-demand areas supported by ongoing seeding program • Distribution enhancements ◦ Expansion of distribution teams including entry into new markets and channels • Strong free cash flow generated from a broad array of investment strategies • Continue deploying free cash flow toward supporting organic growth and for share repurchases Continue Harnessing our Unique Quant Capabilities Additional Growth Levers Drive Shareholder Value __________________________________________________________ Please see Definitions and Additional Notes

17 Key Performance Metrics Key Performance Metrics(1) ($ in millions, unless otherwise noted) Three Months Ended June 30, Three Months Ended March 31, U.S. GAAP Basis 2022 2021 Increase (Decrease) 2022 Increase (Decrease) Revenue $ 95.5 $ 133.3 (28.4) % $ 112.2 (14.9) % Pre-tax income from cont. ops. attributable to controlling interests 41.3 34.6 19.4% 33.4 23.7 % Net income attributable to controlling interests 28.6 532.7 (94.6) % 23.8 20.2 % Diluted shares outstanding (in millions) 42.5 82.9 45.3 Diluted earnings per share, $ $ 0.67 $ 6.42 (89.6) % $ 0.53 26.4 % U.S. GAAP operating margin 49% 27% 2182 bps 39% 1040 bps Economic Net Income Basis (Non-GAAP measure used by management) ENI revenue $ 95.5 $ 133.4 (28.4) % $ 112.2 (14.9) % Pre-tax economic net income 23.6 44.6 (47.1) % 32.2 (26.7) % Economic net income 17.3 32.9 (47.4) % 23.4 (26.1) % ENI diluted earnings per share, $ $ 0.41 $ 0.40 2.5% $ 0.52 (21.2) % Adjusted EBITDA 34.0 56.3 (39.6) % 43.0 (20.9) % ENI operating margin 30% 40% (983) bps 34% (444) bps Other Operational Information Assets under management at period end ($ in billions) $ 90.5 $ 126.9 (28.7) % $ 110.2 (17.9) % Net client cash flows ($ in billions) (2.8) (0.9) n/m (2.2) n/m Annualized revenue impact of net flows ($ in millions) (7.4) (0.9) n/m (1.1) n/m __________________________________________________________ Please see Definitions and Additional Notes (1) Please see Reconciliations and Disclosures for the reconciliation of Net income attributable to controlling interests to Adjusted EBITDA and ENI.

18 ENI Revenue • ENI revenue includes management fees and performance fees. In Q2’21 ENI revenue included our share of earnings from our previously divested equity-accounted Affiliate, ICM • Q2'22 ENI revenue of $95.5 million decreased from Q2'21 by (28)% primarily due to the impact of Affiliate dispositions and market depreciation; $15 million of performance fee in Q2'21 was from now divested affiliate, Campbell Global • Management fees decreased (16)% from Q2'21 primarily due to a decrease in average AUM driven by Affiliate dispositions and market decline Commentary ENI Revenue ($M) Three Months Ended June 30, Three Months Ended March 31, 2022 2021 Increase (Decrease) 2022 Increase (Decrease) Management fees $ 93.5 $ 111.6 (16)% $ 102.2 (9)% Performance fees 2.0 20.4 (90)% 10.0 (80)% Other income, including equity-accounted Affiliate — 1.4 n/m — n/m ENI revenue $ 95.5 $ 133.4 (28)% $ 112.2 (15)% __________________________________________________________ Please see Definitions and Additional Notes

19 ENI Operating Expenses Three Months Ended June 30, Three Months Ended March 31, ($M) 2022 2021 Increase (Decrease) 2022 Increase (Decrease)$M % of MFs(2) $M % of MFs(2) $M % of MFs(2) Fixed compensation and benefits $ 20.5 21.9% $ 24.2 21.7% (15)% $ 21.9 21.4% (6)% G&A expenses (excl. sales-based compensation) 16.2 17.3% 15.9 14.2% 2% 16.5 16.1% (2)% Depreciation and amortization 5.3 5.7% 5.8 5.2% (9)% 5.3 5.2% —% Core operating expense subtotal $ 42.0 44.9% $ 45.9 41.1% (8)% $ 43.7 42.7% (4)% Sales-based compensation 2.1 2.2% 1.9 1.7% 11% 1.9 1.9% 11% Total ENI operating expenses $ 44.1 47.2% $ 47.8 42.8% (8)% $ 45.6 44.6% (3)% Note: ENI management fees $ 93.5 $ 111.6 (16)% $ 102.2 (9)% • Total ENI operating expenses reflect Affiliate operating expenses and Center expenses (excluding variable compensation) • ENI Operating expenses decreased to $44.1 million in Q2'22 from $47.8 million in Q2'21 reflecting the disposition of Affiliates; Q2'22 Operating Expense Ratio(1) increased to 47.2% for the period from 42.8% in Q2'21 driven by lower ENI management fees as denominator • 2022 Operating Expense Ratio expected to be approximately 50%-55% if the equity market remains at the same level; ratio is subject to fluctuations as AUM and ENI management fees change __________________________________________________________ Please see Definitions and Additional Notes (1) Operating Expense Ratio reflects total ENI operating expenses as a percent of management fees. (2) Represents reported ENI management fee revenue. ENI Operating Expenses Commentary

20 ENI Variable Compensation ($M) Three Months Ended June 30, Three Months Ended March 31, 2022 2021 Increase (Decrease) 2022 Increase (Decrease) Cash variable compensation $ 20.3 $ 31.0 (35)% $ 25.3 (20)% Add: Non-cash equity-based award amortization 2.4 1.4 71% 2.6 (8)% Variable compensation 22.7 32.4 (30)% 27.9 (19)% Earnings before variable compensation $ 51.4 $ 85.6 (40)% $ 66.6 (23)% Variable Compensation Ratio (VC as % of earnings before variable comp.) 44.2% 37.9% 631 bps 41.9% 227 bps • Variable compensation is typically awarded based on contractual percentage of each Affiliate’s ENI earnings before variable compensation plus Center bonuses and also includes a contractual split of certain performance fees which is recognized over the contractual vesting period ◦ Affiliate variable compensation includes cash and equity provided through recycling ◦ Center variable compensation includes cash and BSIG equity • Q2'22 Variable Compensation Ratio increased to 44.2% from 37.9% in Q2'21 due to deferred compensation expenses and timing of certain non-cash equity based award amortization • 2022 Variable Compensation Ratio expected to be 42%-44% ___________________________________________________________ Please see Definitions and Additional Notes ENI Variable Compensation Commentary

21 Affiliate Key Employee Distributions Three Months Ended June 30, Three Months Ended March 31, ($M) 2022 2021 Increase (Decrease) 2022 Increase (Decrease) Earnings after variable compensation (ENI operating earnings) $ 28.7 $ 53.2 (46)% $ 38.7 (26)% Less: Affiliate key employee distributions (0.5) (3.2) (84)% (1.9) (74)% Earnings after Affiliate key employee distributions $ 28.2 $ 50.0 (44)% $ 36.8 (23)% Affiliate Key Employee Distribution Ratio ( / ) 1.7% 6.0% (427) bps 4.9% (317) bps • Represents employees’ share of profit from their respective Affiliate(1) • Q2'22 Distribution Ratio of 1.7% is lower than Q2'21 mainly due to dispositions and mix of earnings • 2022 Distribution Ratio expected to be 4%-6%; mix of core and performance fee profits will impact the ratio __________________________________________________________ Please see Definitions and Additional Notes (1) Our Affiliate was Acadian as of June 30, 2022 and March 31, 2022. Our Affiliates were Acadian, Campbell Global, and ICM for the three months ended June 30, 2021. Affiliate Key Employee Distributions Commentary A A B B

22 Balance Sheet ($M) June 30, 2022 December 31, 2021 Assets Cash and cash equivalents $ 92.2 $ 252.1 Investment advisory fees receivable 98.9 167.1 Right of use assets 63.1 65.1 Investments 49.1 54.5 Other assets 175.0 176.0 Total assets $ 478.3 $ 714.8 Liabilities and shareholders’ equity Accounts payable and accrued expenses $ 71.5 $ 152.6 Revolving credit facility 50.0 — Third party borrowings 273.3 394.9 Operating lease liabilities 76.1 77.6 Other liabilities 78.4 107.3 Total liabilities $ 549.3 $ 732.4 Shareholders’ equity (71.0) (17.6) @Total equity (71.0) (17.6) Total liabilities and equity $ 478.3 $ 714.8 Weighted average quarterly diluted shares 42.5 73.5 Leverage ratio(1) 1.7 x 1.9 x Net leverage ratio(2) 1.2 x 0.7 x Balance Sheet Management • $0.01 per share interim dividend approved ◦ Payable September 30 to shareholders of record as of September 16 • June 30 net leverage ratio (third party borrowings and revolving credit facility, net of total cash and cash equivalents / Adj. EBITDA) of 1.2x ◦ $50 million outstanding on Acadian’s revolving credit facility as of June 30, 2022 compared to $88 million as of March 31, 2022; facility supports Acadian’s first quarter seasonal needs and expected to be fully paid down by year-end • Total seed and co-investment holdings of $8.0 million Capital Dividend _______________________________________________________________ (1) Represents the Company’s third party borrowings and revolving credit facility, divided by last twelve months Adjusted EBITDA. (2) Represents the Company’s third party borrowings and revolving credit facility, net of total cash and cash equivalents, divided by last twelve months Adjusted EBITDA.

23 Supplemental Information

24 Segment Information for Q2'22 and Q2'21 Three Months Ended June 30, 2022 Three Months Ended June 30, 2021 ($ in millions, unless otherwise noted) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) ENI Revenue $ 95.5 $ — $ — $ 95.5 $ 111.1 $ 22.3 $ (0.1) $ 133.3 ENI Operating Expenses 39.7 4.4 (18.5) 25.6 38.3 9.5 13.5 61.3 Earnings before variable compensation 55.8 (4.4) 18.5 69.9 72.8 12.8 (13.6) 72.0 Variable compensation 21.7 1.0 — 22.7 22.0 10.4 0.3 32.7 Earnings after variable compensation 34.1 (5.4) 18.5 47.2 50.8 2.4 (13.9) 39.3 Affiliate key employee distributions 0.5 — — 0.5 3.1 0.1 — 3.2 Earnings after Affiliate key employee distributions 33.6 (5.4) 18.5 46.7 47.7 2.3 (13.9) 36.1 Net interest expense — (4.6) (0.1) (4.7) — (5.4) (0.8) (6.2) Net investment income (loss) — — (0.7) (0.7) — — 4.7 4.7 Net (income) loss attributable to non-controlling interest — — — — — — (54.6) (54.6) Income tax (expense) benefit — (6.3) (6.4) (12.7) — (11.7) 1.8 (9.9) Income from discontinued operations, net of tax — — — — — — 53.4 53.4 Gain on disposal of discontinued operations, net of tax — — — — — — 509.2 509.2 Economic Net Income $ 33.6 $ (16.3) $ 11.3 $ 28.6 $ 47.7 $ (14.8) $ 499.8 $ 532.7 Adjusted EBITDA(2) $ 38.8 $ (4.8) $ (5.4) $ 28.6 $ 53.1 $ 3.2 $ 476.4 $ 532.7 Segment Assets Under Management ($b) $ 90.5 $ — $ — $ 90.5 $ 117.8 $ 9.1 $ — $ 126.9 __________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between GAAP and non-GAAP measures, refer to the Reconciliations and Disclosures section of this presentation and the Company’s Quarterly Report on Form 10-Q. (2) Please see Reconciliations and Disclosures for the reconciliation of net income attributable to controlling interests to Adjusted EBITDA and ENI. (3) Represents U.S. GAAP equivalent of non-GAAP segment information presented. The most directly comparable U.S. GAAP measure of ENI revenue is U.S. GAAP revenue. The most directly comparable U.S. GAAP measure of ENI operating expenses is U.S. GAAP operating expenses, which is comprised of Operating expenses, Variable compensation and Affiliate key employee distributions above. The most directly comparable U.S. GAAP measure of Earnings after Affiliate key employee distributions is U.S. GAAP Operating Income. The U.S. GAAP equivalent of Economic Net Income is U.S. GAAP Net Income attributable to controlling interests. The U.S. GAAP equivalent of Adjusted EBITDA is U.S. GAAP Net Income attributable to controlling interests. (4) The corporate head office is included within the Other category for the three months ended June 30,2022. The corporate head office and the Company’s previously divested Affiliates Campbell Global and ICM is included within the Other category for the three months ended June 30, 2021.

25 Three Months Ended March 31, 2022 ($ in millions, unless otherwise noted) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) ENI Revenue $ 112.2 $ — $ — $ 112.2 ENI Operating Expenses 41.1 4.5 (6.4) 39.2 Earnings before variable compensation 71.1 (4.5) 6.4 73.0 Variable compensation 26.3 1.6 — 27.9 Earnings after variable compensation 44.8 (6.1) 6.4 45.1 Affiliate key employee distributions 1.9 — — 1.9 Earnings after Affiliate key employee distributions 42.9 (6.1) 6.4 43.2 Net interest expense — (4.6) (1.9) (6.5) Net investment income — — (0.1) (0.1) Loss on extinguishment of debt — — (3.2) (3.2) Income tax expense — (8.8) (0.8) (9.6) Economic Net Income $ 42.9 $ (19.5) $ 0.4 $ 23.8 Adjusted EBITDA(2) $ 48.1 $ (5.1) $ (19.2) $ 23.8 Segment Assets Under Management ($b) $ 110.2 $ — $ — $ 110.2 Segment Information for Q1'22 __________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between GAAP and non-GAAP measures, refer to the Reconciliations and Disclosures section of this presentation and the Company’s Quarterly Report on Form 10-Q. (2) Please see Reconciliations and Disclosures for the reconciliation of net income attributable to controlling interests to Adjusted EBITDA and ENI. (3) Represents U.S. GAAP equivalent of non-GAAP segment information presented. The most directly comparable U.S. GAAP measure of ENI revenue is U.S. GAAP revenue. The most directly comparable U.S. GAAP measure of ENI operating expenses is U.S. GAAP operating expenses, which is comprised of Operating expenses, Variable compensation and Affiliate key employee distributions above. The most directly comparable U.S. GAAP measure of Earnings after Affiliate key employee distributions is U.S. GAAP Operating Income. The U.S. GAAP equivalent of Economic Net Income is U.S. GAAP Net Income attributable to controlling interests. The U.S. GAAP equivalent of Adjusted EBITDA is U.S. GAAP Net Income attributable to controlling interests. (4) The corporate head office is included within the Other category for the three months ended March 31,2022.

26 Assets Under Management Rollforward by Segment ($ in billions, unless otherwise noted) Three Months Ended June 30, 2022 June 30, 2021 March 31, 2022 Quant and Solutions Beginning balance $ 110.2 $ 111.5 $ 117.2 Gross inflows 2.5 2.7 3.5 Gross outflows (6.3) (4.7) (6.6) Reinvested income and distributions 1.0 0.7 0.9 Net flows (2.8) (1.3) (2.2) Market appreciation (depreciation) (16.9) 7.6 (4.8) Ending balance $ 90.5 $ 117.8 $ 110.2 Average AUM(1) $ 100.8 $ 115.9 $ 111.3 Other(2) Beginning balance $ — $ 8.7 $ — Gross inflows — 0.5 — Gross outflows — (0.1) — Net flows — 0.4 — Market appreciation — 0.1 — Other — (0.1) — Ending balance $ — $ 9.1 $ — Average AUM $ 9.0 $ — Average AUM of consolidated Affiliates $ 4.7 $ — Total Beginning balance $ 110.2 $ 120.2 $ 117.2 Gross inflows 2.5 3.2 3.5 Gross outflows (6.3) (4.8) (6.6) Reinvested income and distributions 1.0 0.7 0.9 Net flows (2.8) (0.9) (2.2) Market appreciation (depreciation) (16.9) 7.7 (4.8) Other — (0.1) — Ending balance $ 90.5 $ 126.9 $ 110.2 Discontinued operations adjustment — 24.6 — Adjusted ending balance $ 90.5 $ 151.5 $ 110.2 Average AUM $ 100.8 $ 124.9 $ 111.3 Average AUM of consolidated Affiliates $ 100.8 $ 120.6 $ 111.3 ENI management fee rate of consolidated Affiliates 37.2 37.2 37.3 Basis points: inflows 51.2 48.2 50.3 Basis points: outflows 37.8 39.0 33.4 Annualized revenue impact of net flows (in millions) $ (7.4) $ (0.9) $ (1.1) ___________________________________________________________ (1) Average AUM equals average AUM of consolidated Affiliates. (2) The Other category consists of the Company’s previously divested Affiliates Campbell Global and ICM, for the three months ended June 30, 2021.

27 Reconciliations and Disclosures

28 Three Months Ended ($ in millions) June 30, June 30, March 31, 2022 2021 2022 U.S. GAAP net income attributable to controlling interests $ 28.6 $ 532.7 $ 23.8 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations(2) (18.8) 10.3 (6.8) Amortization of acquired intangible assets(2) — — — Capital transaction costs(2) — 0.2 5.0 Seed/Co-investment (gains) losses and financings(2)(5) 0.8 0.2 0.2 Tax benefit of goodwill and acquired intangible deductions 0.4 0.2 0.3 Discontinued operations attributable to controlling interests and restructuring (2)(3) 0.3 (508.7) 0.4 Total adjustment to reflect earnings of the Company $ (17.3) $ (497.8) $ (0.9) Tax effect of above adjustments(2) 4.9 (3.6) 0.3 ENI tax normalization 1.1 1.6 0.2 Economic net income $ 17.3 $ 32.9 $ 23.4 ENI net interest expense to third parties 4.6 5.4 4.6 Depreciation and amortization(4) 5.8 6.3 6.2 Tax on Economic Net Income 6.3 11.7 8.8 Adjusted EBITDA $ 34.0 $ 56.3 $ 43.0 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) i. Exclude non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees ii. Exclude non-cash amortization or impairment expenses related to acquired goodwill and other intangibles iii.Exclude capital transaction costs including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets iv.Exclude gains/losses on seed capital and co- investments, as well as related financing costs v. Include cash tax benefits related to tax amortization of acquired intangibles vi.Exclude results of discontinued operations as they are not part of the ongoing business, and restructuring costs incurred in continuing operations vii. Exclude one-off tax benefits or costs unrelated to current operations ENI Adjustments ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q. (2) Tax-affected items for which adjustments are included in “Tax effect of above adjustments” line, excluding the discontinued operations component of item 6; taxed at 27.3% U.S. statutory rate (including state tax). (3) The three months ended June 30, 2022 includes restructuring costs, which include costs associated with the transfer of an insurance policy from our former Parent of $0.3 million. The three months ended June 30, 2021 includes income from discontinued operations attributable to controlling interests of $(511.1) million and restructuring costs, which include costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring related expenses at the Center and Affiliates of $2.0 million. The three months ended March 31, 2022 includes restructuring costs, which include costs associated with the transfer of an insurance policy from our former Parent of $0.3 million, and restructuring related expenses at Acadian of $0.1 million. (4) Includes non-cash equity-based award amortization expense. (5) Includes seed/co-investment (gains) losses attributable to discontinued operations for the three months ended June 30, 2021. 1 3 2 3 4 5 7 6 2 1 4 5 6 7

29 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) (cont.) Reconciliation of per-share U.S. GAAP Net Income to Economic Net Income per share ($) Three Months Ended June 30, June 30, March 31, 2022 2021 2022 U.S. GAAP net income per share $ 0.67 $ 6.42 $ 0.53 Adjustments to reflect the economic earnings of the Company: i. Non-cash key employee-owned equity and profit interest revaluations (0.44) 0.12 (0.15) ii. Capital transaction costs — 0.01 0.11 iii. Seed/Co-investment (gains) losses and financing 0.02 — — iv. Tax benefit of goodwill and acquired intangibles deductions 0.01 — 0.01 v. Discontinued operations and restructuring 0.01 (6.13) 0.01 vi. ENI tax normalization 0.03 0.02 — Tax effect of above adjustments, as applicable 0.11 (0.04) 0.01 Economic net income per share $ 0.41 $ 0.40 $ 0.52 Reconciliation of U.S. GAAP Revenue to ENI Revenue ($ in millions) Three Months Ended June 30, June 30, March 31, 2022 2021 2022 U.S. GAAP revenue $ 95.5 $ 133.3 $ 112.2 Include investment return on equity-accounted Affiliate — 1.3 — Exclude fixed compensation reimbursed by customers — (1.2) — ENI revenue $ 95.5 $ 133.4 $ 112.2 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q.

30 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) (cont.) Reconciliation of U.S. GAAP Operating Expense to ENI Operating Expense ($ in millions) Three Months Ended June 30, June 30, March 31, 2022 2021 2022 U.S. GAAP operating expense $ 48.8 $ 97.2 $ 69.0 Less: items excluded from ENI Non-cash key employee-owned equity and profit interest revaluations 18.8 (10.3) 6.8 Capital transaction costs — — — Restructuring costs(2) (0.3) (2.3) (0.4) Compensation reimbursed by customers — (1.2) — Less: items segregated out of U.S. GAAP operating expense Variable compensation(3) (22.7) (32.4) (27.9) Affiliate key employee distributions (0.5) (3.2) (1.9) ENI operating expense $ 44.1 $ 47.8 $ 45.6 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q. (2) The three months ended June 30, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million. The three months ended June 30, 2021 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million, and restructuring related expenses at the Center and Affiliates of $2.0 million. The three months ended March 31, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring related expenses at Acadian of $0.1 million. (3) Represents ENI variable compensation. For the three months ended June 30, 2022, June 30, 2021, and March 31, 2022, the U.S. GAAP equivalent of variable compensation was $22.7 million, $32.7 million and $27.9 million, respectively.

31 Reconciliations from U.S. GAAP to Non-GAAP Measures(1)(cont.) Reconciliation of U.S. GAAP Pre-tax Income from Continuing Operations to Pre-tax ENI ($ in millions) Three Months Ended June 30, June 30, March 31, 2022 2021 2022 U.S. GAAP pre-tax income from continuing operations $ 41.3 $ 34.6 $ 33.4 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations (18.8) 10.3 (6.8) Capital transaction costs — 0.2 5.0 Seed/Co-investment (gains) losses and financings 0.8 (2.9) 0.2 Discontinued operations and restructuring costs(2) 0.3 2.4 0.4 Pre-tax ENI $ 23.6 $ 44.6 $ 32.2 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q (2) The three months ended June 30, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million. The three months ended June 30, 2021 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million and restructuring related expenses at the Affiliates of $2.0 million. The three months ended March 31, 2022 includes costs associated with the transfer of an insurance policy from our former Parent of $0.3 million, and restructuring related expenses at Acadian of $0.1 million.

32 Definitions and Additional Notes References to “BrightSphere,” “BSIG” or the “Company” refer to BrightSphere Investment Group Inc.; references to “BSUS” or the “Center” refer to the holding company excluding the Affiliates. BrightSphere operates its business through one asset management firm (the “Affiliate”). The Company’s distribution activities are conducted in various jurisdictions through affiliated companies in accordance with local regulatory requirements. The Company uses a non-GAAP performance measure referred to as economic net income (“ENI”) to represent its view of the underlying economic earnings of the business. ENI is used to make resource allocation decisions, determine appropriate levels of investment or dividend payout, manage balance sheet leverage, determine Affiliate variable compensation and equity distributions, and incentivize management. The Company’s ENI adjustments to U.S. GAAP include both reclassifications of U.S. GAAP revenue and expense items, as well as adjustments to U.S. GAAP results, primarily to exclude non-cash, non-economic expenses, or to reflect cash benefits not recognized under U.S. GAAP. The Company re-categorizes certain line items on the income statement to: • exclude the effect of Fund consolidation by removing the portion of Fund revenues, expenses and investment return which is not attributable to its shareholders. • include within management fee revenue any fees paid to Affiliates by consolidated Funds, which are viewed as investment income under U.S. GAAP. • include the Company’s share of earnings from equity-accounted Affiliates within other income, rather than investment income; • treat sales-based compensation as a general and administrative expense, rather than part of fixed compensation and benefits; • identify separately from operating expenses, variable compensation and Affiliate key employee distributions, which represent Affiliate earnings shared with Affiliate key employees; and • net the separate revenues and expenses recorded under U.S. GAAP for certain Fund expenses initially paid by the Company’s Affiliates on the Fund’s behalf and subsequently reimbursed, to better reflect the actual economics of the Company’s business. The Company also makes the following adjustments to U.S. GAAP results to more closely reflect its economic results by: i. excluding non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees. These ownership interests may in certain circumstances be repurchased by BrightSphere at a value based on a pre-determined fixed multiple of trailing earnings and as such this value is carried on the Company’s balance sheet as a liability. Non-cash movements in the value of this liability are treated as compensation expense under U.S. GAAP. However, any equity or profit interests repurchased by BrightSphere can be used to fund a portion of future variable compensation awards, resulting in savings in cash variable compensation that offset the negative cash effect of repurchasing the equity. ii. excluding non-cash amortization or impairment expenses related to acquired goodwill and other intangibles as these are non-cash charges that do not result in an outflow of tangible economic benefits from the business. It also excludes the amortization of acquisition-related contingent consideration, as well as the value of employee equity owned pre-acquisition, where such items have been included in compensation expense as a result of ongoing service requirements for certain employees. Please note that the revaluations related to these acquisition-related items are included in (i) above. iii. excluding capital transaction costs, including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets. iv. excluding seed capital and co-investment gains, losses and related financing costs. The net returns on these investments are considered and presented separately from ENI because ENI is primarily a measure of the Company’s earnings from managing client assets, which therefore differs from earnings generated by its investments in Affiliate products, which can be variable from period to period. v. including cash tax benefits associated with deductions allowed for acquired intangibles and goodwill that may not be recognized or have timing differences compared to U.S. GAAP. vi. excluding the results of discontinued operations attributable to controlling interests since they are not part of the Company’s ongoing business, restructuring costs incurred in continuing operations and the impact of a one-time compensation arrangement entered into that includes advances against future compensation payments. vii. excluding deferred tax resulting from changes in tax law and expiration of statutes, adjustments for uncertain tax positions, deferred tax attributable to intangible assets and other unusual items not related to current operating results to reflect ENI tax normalization.

33 The Company adjusts its income tax expense to reflect any tax impact of its ENI adjustments. Adjusted EBITDA Adjusted EBITDA is defined as economic net income before interest, income taxes, depreciation and amortization. The Company notes that its calculation of Adjusted EBITDA may not be consistent with Adjusted EBITDA as calculated by other companies. The Company believes Adjusted EBITDA is a useful liquidity metric because it indicates the Company’s ability to make further investments in its business, service debt and meet working capital requirements. Refer to the reconciliation of U.S. GAAP net income attributable to controlling interests to ENI and Adjusted EBITDA. Segment ENI Segment ENI represents ENI for the Company’s reportable segment, calculated in accordance with the Company’s definition of Economic Net Income, before income tax, interest income and interest expense. Methodologies for calculating investment performance: Revenue-weighted investment performance measures the percentage of management fee revenue generated by Affiliate strategies which are beating benchmarks. It calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of revenue for strategies outperforming. Equal-weighted investment performance measures the percentage of Affiliate scale strategies (defined as strategies with greater than $100 million of AUM) beating benchmarks. Each outperforming strategy over $100 million has the same weight; the calculation sums the number of strategies outperforming relative to the total number of composites over $100 million. Asset-weighted investment performance measures the percentage of AUM in strategies beating benchmarks. It calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of AUM for strategies outperforming. ENI operating earnings ENI operating earnings represents ENI earnings before Affiliate key employee distributions and is calculated as ENI revenue, less ENI operating expense, less ENI variable compensation. It differs from economic net income because it does not include the effects of Affiliate key employee distributions, net interest expense or income tax expense. ENI operating margin The ENI operating margin, which is calculated before Affiliate key employee distributions, is used by management and is useful to investors to evaluate the overall operating margin of the business without regard to the Company’s various ownership levels at each of the Affiliates. ENI operating margin is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI revenue. The ENI operating margin is most comparable to the Company’s U.S. GAAP operating margin. ENI management fee revenue ENI Management fee revenue corresponds to U.S. GAAP management fee revenue. ENI operating expense ratio The ENI operating expense ratio is used by management and is useful to investors to evaluate the level of operating expense as measured against the Company’s recurring management fee revenue. The Company has provided this ratio since many operating expenses, including fixed compensation & benefits and general and administrative expense, are generally linked to the overall size of the business. The Company tracks this ratio as a key measure of scale economies at BrightSphere because in its profit sharing economic model, scale benefits both the Affiliate employees and BrightSphere shareholders. Definitions and Additional Notes

34 Definitions and Additional Notes ENI earnings before variable compensation ENI earnings before variable compensation is calculated as ENI revenue, less ENI operating expense. ENI variable compensation ratio The ENI variable compensation ratio is calculated as variable compensation divided by ENI earnings before variable compensation. It is used by management and is useful to investors to evaluate consolidated variable compensation as measured against the Company’s ENI earnings before variable compensation. Variable compensation is usually awarded based on a contractual percentage of each Affiliate’s ENI earnings before variable compensation and may be paid in the form of cash or non-cash Affiliate equity or profit interests. Center variable compensation includes cash and BrightSphere equity. Non-cash variable compensation awards typically vest over several years and are recognized as compensation expense over that service period. ENI Affiliate key employee distribution ratio The Affiliate key employee distribution ratio is calculated as Affiliate key employee distributions divided by ENI operating earnings. The ENI Affiliate key employee distribution ratio is used by management and is useful to investors to evaluate Affiliate key employee distributions as measured against the Company’s ENI operating earnings. Affiliate key employee distributions represent the share of Affiliate profits after variable compensation that is attributable to Affiliate key employee equity and profit interests holders, according to their ownership interests. At certain Affiliates, BSUS is entitled to an initial preference over profits after variable compensation, structured such that before a preference threshold is reached, there would be no required key employee distributions, whereas for profits above the threshold the key employee distribution amount would be calculated based on the key employee economic percentages at its consolidated Affiliates. U.S. GAAP operating margin U.S. GAAP operating margin equals operating income from continuing operations divided by total revenue. Consolidated Funds Financial information presented in accordance with U.S. GAAP may include the results of consolidated pooled investment vehicles, or Funds, managed by the Company’s Affiliates, where it has been determined that these entities are controlled by the Company. Financial results which are “attributable to controlling interests” exclude the impact of Funds to the extent it is not attributable to the Company’s shareholders. Annualized revenue impact of net flows (“NCCF”) Annualized revenue impact of net flows represents annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts (inflows), less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts (outflows), plus revenue impact from reinvested income and distribution. Annualized management fee for client flow is calculated by multiplying the annual gross fee rate for the relevant account with the inflow or the outflow, including equity-accounted Affiliates. In addition, reinvested income and distribution for each segment is multiplied by average fee rate for the respective segment to compute the revenue impact. Reinvested income and distributions Net flows include reinvested income and distributions made by BrightSphere’s Affiliates. Reinvested income and distributions represent investment yield not distributed as cash, and reinvested back to the portfolios. Realizations and Other Realizations include distributions related to the sale of alternative assets and represent return on investments. n/m “Not meaningful.”